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                                                                    EXHIBIT 23.2


                      Consent of PricewaterhouseCoopers LLP



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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 5, 2001 relating to the financial statements and financial statement schedule of Per-Se Technologies, Inc., which appear in Per-Se Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31,
2001.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
May 8, 2001